Financial risk management and fair values of financial instruments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Financial risk management and fair values of financial instruments
4	Financial risk management and fair values of financial instruments
The Group is exposed to liquidity, interest rate, currency, credit risks and commodity jet fuel price risk in the normal course of business. The Group’s overall risk management programme focuses on the unpredictability of financial market and seeks to minimize the adverse effects on the Group’s financial performance. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below.

(a)	Liquidity risk
As at December 31, 2022, the Group’s current liabilities exceeded its current assets by RMB108,004 million. For the year ended December 31, 2022, the Group recorded a net cash outflow from operating activities of RMB2,450 million, a net cash outflow from investing activities of RMB5,851 million and a net cash inflow from financing activities of RMB6,658 million, which in total resulted in a net decrease in cash and cash equivalents of RMB1,643 million.
The Group is dependent on its ability to maintain adequate cash inflow from operations, its ability to maintain existing external financing, and its ability to obtain new external financing to meet its debt obligations as they fall due and to meet its committed future capital expenditures. The Group’s policy is to regularly monitor its liquidity requirements and its compliance with lending covenants, to ensure that it maintains sufficient reserves of cash and adequate committed lines of funding from major financial institutions to meet its liquidity requirements in the short and longer term. As at December 31, 2022, the Group has obtained credit facilities of RMB320,530 million in aggregate granted by several banks and other financial institute, among which approximately RMB223,729 million was unutilized. The Directors of the Company believe that sufficient financing will be available to the Group when and where needed.

The following tables show the remaining contractual maturities at the end of the reporting period of the Group’s non-derivative
financial liabilities, which are based on contractual undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on rates current at the end of the reporting period) and the earliest date the Group can be required to pay:

	2022 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	87,336	14,978	18,850	3,072	124,236	119,780
Lease liabilities	25,641	20,584	42,010	21,023	109,258	94,762
Trade and other payables and accrued charges	22,290	—	—	—	22,290	22,290
Long-term payables	256	198	104	—	558	531

	135,523	35,760	60,964	24,095	256,342	237,363

	2021 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	59,167	19,428	18,824	3,586	101,005	96,267
Lease liabilities	25,331	22,764	45,142	25,923	119,160	102,749
Trade and other payables and accrued charges	20,097	—	—	—	20,097	20,097
Long-term payables	111	111	96	—	318	291

	104,706	42,303	64,062	29,509	240,580	219,404

(b)	Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s borrowings and lease liabilities issued at floating and fixed interest rates expose the Group to cash flow interest rate risk and fair value interest rate risk, respectively. The Group determines the ratio of fixed-rate and floating-rate instruments according to the market environment and maintains an appropriate combination of fixed-rate and floating-rate instruments by reviewing and monitoring it on a regular basis.
Interest rate swaps, denominated in United States Dollars (“USD”), have been entered into to mitigate its cash flow interest rate risk. Under the interest rate swaps, the Group agrees with other third parties to exchange, at specified intervals (primarily quarterly), the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amounts (Note 27(i)).
As at December 31, 2022, it is estimated that a general increase/decrease of 100 basis points in interest rates, with all other variables held constant, would have increased/decreased the Group’s loss after tax and decreased/increased the Group’s retained earnings by approximately RMB340 million (December 31, 2021: RMB328 million; December 31, 2020: RMB315 million).
In respect of the exposure to cash flow interest rate risk arising from floating-rate non-derivative
instruments held by the Group at the end of the reporting period, the impact on the Group’s loss after tax (and retained earnings) and other components of consolidated equity is estimated as an annualized impact on interest expense or income of such a change in interest rates. This analysis is performed on the same basis as that for 2021 and 2020.
The sensitivity analysis above indicates the instantaneous change in the Group’s loss after tax (and retained earnings) and other components of consolidated equity that would arise assuming that the change in interest rates had occurred at the end of the reporting period and had been applied to re-measure
those floating rate financial instruments held by the Group which expose the Group to fair value interest rate risk at the end of the reporting period.

(c)	Foreign currency risk
Renminbi is not freely convertible into foreign currencies. All foreign exchange transactions involving Renminbi must take place either through the PBOC or other institutions authorized to buy and sell foreign exchange or at a swap centre.
The Group has significant exposure to foreign currency risk as majority of the Group’s lease liabilities (Note 37) are denominated in foreign currencies, principally USD, Euro and Japanese Yen. Depreciation or appreciation of Renminbi against foreign currencies affects the Group’s results significantly because the Group’s foreign currency liabilities generally exceed its foreign currency assets.

The following table indicates the instantaneous change in the Group’s loss after tax and retained earnings that would arise if foreign exchange rates to which the Group has significant exposure at the end of the reporting period had changed at that date, assuming all other risk variables remained constant. The range of such sensitivity was considered to be reasonably possible at the end of the reporting date.

	2022
	Appreciation/(depreciation) of Renminbi against foreign currency	Decrease/(increase) on loss after tax and increase/(decrease) on retained earnings RMB million
USD	1%	293
	(1%)	(293)
Euro	1%	15
	(1%)	(15)
Japanese Yen	10%	24
	(10%)	(24)

	2021
	Appreciation/(depreciation) of Renminbi against foreign currency	Decrease/(increase) on loss after tax and increase/(decrease) on retained earnings RMB million
USD	1%	322
	(1%)	(322)
Euro	1%	18
	(1%)	(18)
Japanese Yen	10%	38
	(10%)	(38)

	2020
	Appreciation/(depreciation) of Renminbi against foreign currency	Decrease/(increase) on loss after tax and increase/(decrease) on retained earnings RMB million
USD	1%	367
	(1%)	(367)
Euro	1%	24
	(1%)	(24)
Japanese Yen	10%	74
	(10%)	(74)
Results of the analysis as presented in the above table represent an aggregation of the instantaneous effects on each of the Group entities’ loss after tax and retained earnings measured in the respective functional currencies, translated into Renminbi at the exchange rate ruling at the end of the reporting period for presentation purposes.
The sensitivity analysis assumes that the change in foreign exchange rates had been applied to re-measure
those financial instruments, borrowings, and lease liabilities held by the Group which expose the Group to foreign currency risk at the end of the reporting period, including inter-company payables and receivables within the Group which are denominated in a currency other than the functional currencies of the lender or the borrower. The analysis excludes differences that would result from the translation of the financial statements of foreign operations into the Group’s presentation currency. The analysis is performed on the same basis for 2021 and 2020.

(d)	Credit risk
Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group. The Group’s credit risk is primarily attributable to cash and cash equivalents, trade receivables, other receivables, other non-current
financial assets (amortized cost) and derivative financial instruments.
Cash and cash equivalents
Substantially all of the Group’s cash and cash equivalents are deposited with major reputable PRC financial institutions, which management believes are of high credit quality. As the counterparties have favorable credit ratings, the Group does not expect there to be a risk of default.
Trade receivables
A significant portion of the Group’s air tickets are sold by agents participating in the Billing and Settlement Plan (“BSP”), a clearing scheme between airlines and sales agents organized by International Air Transportation Association. The use of the BSP reduces credit risk to the Group. As at December 31, 2022, the balance due from BSP agents amounted to RMB287 million (December 31, 2021: RMB329 million). The credit risk exposure to BSP and the remaining trade receivables balance are monitored by the Group on an ongoing basis and the relevant credit risk is within management’s expectations.
The Group measures loss allowances for trade receivables at an amount equal to lifetime ECLs, which is calculated using a provision matrix. As the Group’s historical credit loss experience indicates significantly different loss patterns for different customer segments, the loss allowance based on past due status is further distinguished between air ticket receivables, mileage credits sales receivables, general aviation service receivables, receivables on cooperation flights and other trade receivables.
The following table provides information about the Group’s exposure to credit risk and ECLs for air ticket receivables as at December 31, 2022:

	December 31, 2022
	Expected loss rates	Gross carrying amount	Loss allowance
	%	RMB million	RMB million
Within 3 months	0.01%	1,791	—
More than 3 months but less than 1 year	50.00%	43	21
More than 1 year but less than 2 years	100.00%	2	2
More than 2 years but less than 3 years	100.00%	—	—
More than 3 years	100.00%	13	13

		1,849	36

	December 31, 2021
	Expected loss rates	Gross carrying amount	Loss allowance
	%	RMB million	RMB million
Within 3 months	0.01%	1,811	—
More than 3 months but less than 1 year	50.00%	5	3
More than 1 year but less than 2 years	100.00%	1	1
More than 2 years but less than 3 years	100.00%	3	3
More than 3 years	100.00%	15	15

		1,835	22

Expected loss rates are estimated with reference to actual loss experience over the past years. These rates are adjusted to reflect differences between economic conditions during the period over which the historical data has been collected, current conditions and the Group’s view of economic conditions over the expected lives of the receivables.
The credit risk of mileage credits sales receivables, general aviation service receivables and receivables on cooperation flights are considered to be low. The Group does not make credit loss allowance for these receivables.
The Group measures loss allowance for other trade receivables amounted to RMB17 million (December 31, 2021: RMB17 million) based on ECLs.
Movement in the loss allowance account in respect of trade receivables during the year is as follows:

	2022	2021
	RMB million	RMB million
Balance at January 1	39	43

Amounts written off	(5)	(4)
Impairment losses reversed	(4)	(5)
Impairment losses recognized	23	5

Balance at December 31	53	39

Other receivables
The Group measures loss allowance for other receivables equal to
12-month
ECLs, unless when there has been a significant increase in credit risk since initial recognition, the Group recognizes lifetime ECLs.

Set out below are the movements of loss allowances measured at
12-month
and lifetime expected credit losses for the financial assets included in other receivables.

	2022				2021
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	12-month ECLs	Lifetime ECLs (not credit- impaired)	Lifetime ECLs (credit- impaired)		12-month ECLs	Lifetime ECLs (not credit- impaired)	Lifetime ECLs (credit- impaired)
	RMB million	RMB million	RMB million	RMB million	RMB million	RMB million	RMB million	RMB million
As at January 1	1	9	148	158	2	9	148	159
Accrual	2	5	—	7	2	—	—	2
Reversal	—	—	(29)	(29)	(3)	—	—	(3)

As at December 31	3	14	119	136	1	9	148	158

Derivative financial instruments
The Group entered into derivative financial instruments arrangements with counterparties such as banks. Such arrangements are settled in net. As the counterparties have favorable credit ratings, the Group does not expect there to be a risk of default.

(e)	Jet fuel price risk
The Group’s results of operations may be significantly affected by fluctuations in fuel prices since the jet fuel expenses are a significant cost for the Group. The Group may hedge a portion of the future fuel requirements through various financial derivative instruments linked to certain fuel commodities to lock in fuel costs within a hedged price range. In 2022, the Group did not enter into any jet fuel forward contract.
A reasonable possible increase/decrease of 10% (2021 and 2020:10%) in jet fuel price, with volume of fuel consumed and all other variables held constant, would have increased/decreased the fuel costs by approximately RMB3,267 million (2021: RMB2,551 million; 2020: RMB1,880 million). The sensitivity analysis indicates the instantaneous change in the Group’s jet fuel costs that would arise assuming that the change in fuel price had occurred at the beginning of the financial year.

(f)	Capital management
The Group’s primary objectives in managing capital are to safeguard the Group’s ability to continue as a going concern, and to generate sufficient profit to maintain growth and provide returns to its shareholders, by securing access to finance at a reasonable cost.
The Group manages the amount of capital in proportion to risk and manages its debt portfolio in conjunction with projected financing requirements. The Group monitors capital on the basis of the debt ratio, which is calculated as total liabilities divided by total assets. During 2022, the Group’s strategy, which was unchanged from 2021 and 2020, was to maintain a debt ratio at a range of levels to support the operations and development of the Group’s business in the long run. In order to maintain or adjust the debt ratio, the Group may adjust the amount of dividends paid to shareholders, issue new shares, return capital to shareholders, raise new debt financing or sell assets to reduce debt.
Except for the compliance of certain financial covenants for maintaining the Group’s banking facilities and borrowings, the Group is not subject to any externally imposed capital requirements.

(g)	Fair value

(i)	Financial instruments carried at fair value
Fair value hierarchy
The following table presents the carrying value of financial instruments measured at the end of the reporting period on a recurring basis, categorized into the three-level fair value hierarchy as defined in IFRS 13,
Fair value measurement
. The level into which a fair value measurement is classified is determined with reference to the observability and significance of the inputs used in the valuation technique as follows:

•	Level 1 valuations: Fair value measured using only Level 1 inputs i.e. unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date

•
Level 2 valuations: Fair value measured using Level 2 inputs i.e. observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs are inputs for which market data are not available

•	Level 3 valuations: Fair value measured using significant unobservable inputs

			Fair value measurements as at December 31, 2022 categorized into
Recurring fair value measurement	Note	Fair value at December 31, 2022 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Financial assets/(liabilities):
Other equity instrument investments:
-Non-tradable listed shares	26	659	—	—	659
Other non-current financial assets:
-Listed shares	26	21	21	—	—
-Non-listed shares	26	28	—	—	28
Derivative financial assets:
-Interest rate swaps	27	29	—	29	—
Derivative financial liabilities:
-Derivative component of convertible bonds	27	(1,708)	—	(1,708)	—

			Fair value measurements as at December 31, 2021 categorized into
Recurring fair value measurement	Note	Fair value at December 31, 2021 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Financial assets/(liabilities):
Other equity instrument investments:
-Non-tradable listed shares	26	523	—	—	523
-Non-listed shares	26	40	—	—	40
Other non-current financial assets:
-Listed shares	26	68	68	—	—
-Non-listed shares	26	27	—	—	27
Derivative financial liabilities:
-Interest rate swaps	27	(20)	—	(20)	—
-Derivative component of convertible bonds	27	(1,222)	—	(1,222)	—
During the years ended December 31, 2022 and 2021, there were no transfers among level 1, level 2 and level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as at the end of the reporting period in which they occur.
Valuation techniques and inputs used in Level 2 fair value measurements
Fair value of interest rate swaps in derivative financial assets/(liabilities) is measured by discounting the expected receivable or payable amounts under the assumption that these swaps had been terminated at the end of the reporting period. The discount rates used are the US Treasury bond yield curve as at the end of the reporting period.
Fair value of derivative component of convertible bonds is measured by using the Binomial Model. The major inputs used in the Binomial Model are:

	At December 31, 2022	At December 31, 2021

Conversion price	RMB 6.17	RMB 6.24
Stock price of A shares	RMB 7.65	RMB 6.47
Stock market volatility	33.29%	33.78%
Risk-free interest rate	2.46%	2.59%

Information about Level 3 fair value measurements

	Valuation technique	Significant unobservable inputs	Range
Other equity instruments investments
-Non-tradable listed shares (1)&(3)	Market approach-valuation multiples	Discount for lack of marketability	32%

Other non-current financial assets
-Non-listed shares (2)	Income approach-discounted cash flow	Expected profit growth rates during the projection period	-9.47%-15%
		Perpetual growth rates	2.65%-2.81%
		Perpetual dividend payout rates	80%
		Expected dividend payout rates during the projection period	27%-33%
		Discount rates	9.08%-11.77%

(1)
The fair value of
non-tradable
listed shares are determined by market value adjusted for lack of marketability discount. The fair value measurement is negatively correlated to the discount for lack of marketability.

In 2022, the valuation technique of non-tradable listed shares of other equity instrument investments was changed from income approach-discounted cash flow to market approach-valuation multiples, considering the market price of the shares is more appropriate.

(2)
The fair value of these
non-listed
shares is determined by discounting projected cash flow series associated with respective investments. The valuation takes into account the expected profit growth rates and expected dividend payout rate of the investees. The discount rates used have been adjusted to reflect specific risks relating to respective investees. The fair value measurement is positively correlated to the expected profit growth rates during the projection period, perpetual growth rate, perpetual dividend payout rate and expected dividend payout rates during the projection period of respective investees, and negatively correlated to the discount rates.

(3)
Any gain or loss arising from the remeasurement of the Group’s non-tradable
equity securities held for strategic purposes are recognized in the fair value reserve
(non-recycling)
in other comprehensive income. Upon disposal of the equity securities, the amount accumulated in other comprehensive income is transferred directly to retained earnings.

(ii)	Financial instruments not carried at fair value
All other financial instruments, including cash and cash equivalents, amounts due from/to related companies, trade and other receivables, other non-current
financial assets (amortized cost), trade and other payables, borrowings and lease liabilities are carried at amounts not materially different from their fair values as at December 31, 2022 and 2021.